SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately furnishing this combined Current Report on Form 8-K (Report). Information contained herein relating to an individual Registrant is furnished by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself.

Item 2.02  Results of Operations and Financial Condition

On November 1, 2005, Great Plains Energy issued a press release announcing 2005 third quarter earnings information and increasing 2005 core earnings guidance. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

The press release contains information regarding Great Plains Energy's reportable segments, including the KCP&L reportable segment. Accordingly, this report is also being furnished on behalf of KCP&L.

The information, including the exhibit attached hereto, in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on November 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Lori Wright

Lori Wright
Controller

KANSAS CITY POWER & LIGHT COMPANY

/s/Lori Wright

Lori Wright
Controller

Date: November 1, 2005